UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Non-Traditional Strategies Fund

Semi-Annual Report March 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Global Tactical Opportunities Plus Fund	NTPAX	NTPCX	NTPIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The financial markets saw an increase in volatility over the past year. Global economic growth has continued to look fragile, led by China’s ongoing slowdown and stagnant growth in Europe and Japan. By contrast, the U.S. economy’s modest recovery stayed on pace. However, concerns about downside risks to U.S. economic growth were heightened in early 2016 amid a weak global growth outlook and churning stock markets. In addition to the challenging economic backdrop, the persistent decline of oil prices and a rally in the U.S. dollar dampened U.S. corporate earnings growth, further contributing to an uncertain outlook.

For most of 2015, the U.S. Federal Reserve postponed the first increase to its main policy interest rate, which tended to boost risky assets and weigh on longer-term bond yields at points throughout the year. However, volatility rose in the late spring amid Greece’s turbulent negotiations with its European Union creditors. China’s stock market declined amid worries about its decelerating economy and a loss of confidence in its policy makers. Conditions turned more favorable in the fall, as the Fed delayed its rate hike again in October, the European Central Bank appeared poised for further easing and China administered another round of stimulus measures. By the time the Fed announced the rate hike in December, the move was widely expected and had very little market impact.

Although volatility spiked in early 2016, conditions have generally improved since mid-February 2016. Global growth expectations remain subdued, but investors have gained more confidence that the Fed’s interest rate increases will be gradual, oil prices appear more stable, the U.S. dollar has weakened and the U.S. economy continues to look fairly resilient. Consumer spending, which represents roughly two-thirds of the economy, continues to be supported by the meaningful improvement in the labor market, wage growth and cheaper gas prices.

The global markets may continue seeing bouts of market turbulence this year. While short-term volatility can be uncomfortable for investors, these periods can also provide opportunities. The experienced investment professionals working for you at Nuveen continue to seek upside potential and manage downside risks, whether markets are rising or falling. We also encourage you to contact your financial advisor, who can help you develop a plan to weather short-term price swings, while remaining consistent with your investment goals, time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 23, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Global Tactical Opportunities Plus Fund

The Nuveen Global Tactical Opportunities Plus Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. During this reporting period, the team of managers included Keith B. Hembre, CFA, Derek B. Bloom, CFA, and David A. Friar.

On April 13, 2016 (subsequent to the close of this reporting period), the Fund Board approved the liquidation of the Nuveen Global Tactical Opportunities Plus Fund. The liquidation took place at the close of business on April 29, 2016, at which time shareholders received the proceeds of the liquidation.

Here the portfolio managers discuss key investment strategies and the performance of the Fund for the six-month reporting period ended March 31, 2016.

How did the Fund perform during the six-month reporting period ended March 31, 2016?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the six-month, one-year and since inception periods ended March 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper classification average over the six-month period. Shareholders should note that the performance of the Lipper classification represents the overall average of returns for funds that invest in a wide range of asset classes, making direct comparisons less meaningful.

What strategies were used to manage the Fund and how did these strategies influence performance for the six-month reporting period ended March 31, 2016?

The Fund is an absolute return product designed to generate returns through tactical asset allocation positions that seeks to outperform the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index by 750 basis points on an annualized basis before the deduction of fees and expenses over a rolling three-year time period. To accomplish the Fund’s goal, we are able to invest in a variety of asset classes, long or short, throughout the world including alternative asset classes, such as currencies and commodities, and investment tools such as the VIX (Chicago Board Options Exchange (CBOE) Volatility Index) to take advantage of market opportunities, to further diversify the Fund or as part of our volatility management strategies. We focus on generating returns in the portfolio in three ways: income oriented positions, market directional positions and long and short relative value positions (spread trades) that produce returns through differential performance. The Fund may gain exposure to its asset classes by: investing in derivative instruments and exchange-traded funds (ETFs); creating custom baskets of securities; and investing directly in U.S. Treasury obligations, non-U.S. government obligations that have an investment grade rating from at least one rating agency and money market funds.

During the six-month reporting period, the Fund underperformed largely as a result of exposure to energy commodities and due to the widening spreads between U.S. and Australian Treasuries and those of German Bunds. With the exception of the Fund’s exposure to oil, which we sold as the price of oil recovered later in the reporting period, we moderately increased exposure to the remaining positions. The net contribution from the remainder of the portfolio was positive over the reporting period.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

The reporting period began on the heels of the most significant decline for global equity markets in four years during August and September of 2015. The Fund previously benefited from this decline through short futures positions on domestic equity indices, which we had largely reduced or hedged by the onset of this six-month reporting period. Equity markets, as represented by the S&P 500® Index, recovered sharply during the first month of this reporting period, peaking on November 3, 2015 before trending lower in a volatile pattern through the end of March. This included a significant drop during the first six weeks of 2016, followed by a sharp recovery through the end of the reporting period. With equity markets climbing back to near their November 3, 2015 high, we began to re-establish a larger short futures position on domestic equity indices toward the end of the reporting period. From a technical perspective, we believe equity markets have begun a downward trend. Since the S&P 500’s all-time peak in May 2015, large-cap stocks have been hitting lower highs and lower lows, which have historically suggested a change in trend. In addition, corporate earnings have declined for successive quarters, valuations are historically high and policy is uncertain as we enter the heart of the presidential campaign period.

Natural gas prices fell sharply during the reporting period, reaching their lowest levels since the late 1990s in early March. Much of the weakness reflected subdued demand as a result of the warmest winter on record in North America during this reporting period. While our long position in natural gas was a small component of the overall portfolio, the price decline was so significant that this was the largest negative contributor to the Fund’s performance. As a result of this price weakness, dramatic reductions in new supply are in store, while secular growth in demand is likely to remain in place as a result of liquefied natural gas (LNG) developments and substitution from less desirable energy forms. We anticipate a significant recovery in natural gas prices over the coming twelve months and have moderately increased the Fund’s exposure.

We largely view global fixed income markets as unattractive from a long-only standpoint given the extremely low level of policy rates and government bond yields on a global basis. Long-only fixed income exposure is asymmetrically skewed toward potential losses if yields rise from current levels. However, at the same time, the potential for further bond price increases is limited in most markets and income levels are largely insignificant for most global bonds. Given that U.S. and Australian bonds have much higher yields than European and Japanese bonds, U.S. and Australian markets are more likely to see a substantial decline in yields in the event of a global “flight to quality” or to see yields increase less in a rising rate environment. The surprise moves by the Bank of Japan and the European Central Bank to negative policy rates in the first quarter of 2016 temporarily pushed these spreads back near the top end of their respective ranges for the past year and weighed on the Fund’s performance. We don’t see further scope for negative rate moves by the European Central Bank or the Bank of Japan. Therefore, we anticipate these spreads will tighten over the balance of the year and have moderately increased the Fund’s exposure to these positions. At this stage of the credit cycle, we have refrained from exposure to corporate bonds because downgrade ratios are outpacing upgrades and default rates are continuing to climb.

Other positions in the portfolio largely reflect relative value opportunities that are expressed in long/short positions. We maintained several positions including: short consumer discretionary sector versus the overall S&P 500® Index; short S&P 500® Index versus the MSCI EAFE Index; and long European utilities/short U.S. utilities. We also held long positions in select countries relative to the MSCI EAFE Index as well as the Emerging Markets Index. We believe each of these positions offers relative value return potential that is independent of broader market performance. We also began to incrementally re-establish a long U.S. dollar position following weakness in the first quarter.

Throughout the reporting period, we continued to invest in equity, interest rate and currency futures contracts, which were used to manage country and style exposures as well as to implement various absolute return, tactical market and hedging strategies in the Fund. Overall these futures contracts were a detractor from performance during the period. We also utilized equity put and call options to generate return and manage the Fund. These put and call options were purchased to implement views on the direction of implied market volatility as well as to hedge against a decline or increase in the market, respectively. Overall, these options were a detractor from performance during the reporting period.

6	Nuveen Investments

Risk Considerations

Nuveen Global Tactical Opportunities Plus Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund will achieve its investment objective and the portfolio managers’ asset allocation decisions may adversely affect Fund performance. Absolute return funds are not intended to outperform stocks and bonds during market rallies. The Fund is exposed to the risks of the underlying derivative instruments, ETFs, U.S. Treasury bonds, foreign government bonds, commodities, and short-term securities that may be held in the Fund’s portfolio. These risks include market risk, frequent trading risk, liquidity risk, interest rate risk, and credit risk. The credit risk and liquidity risk is heightened for non-investment grade or high-yield securities. The use of derivatives involves substantial financial risks and transaction costs. Commodities may be highly volatile and foreign investments are subject to additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. In addition, the Fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

Nuveen Investments	7

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8	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Global Tactical Opportunities Plus Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of term used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 20161

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(2.85)%	(3.44)%	(1.24)%
Class A Shares at maximum Offering Price	(8.43)%	(9.00)%	(3.54)%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index	0.10%	0.12%	0.18%
Lipper Absolute Return Funds Classification Average	(0.16)%	(4.02)%	0.52%

Class C Shares	(3.27)%	(4.16)%	(1.97)%
Class I Shares	(2.79)%	(3.23)%	(0.99)%

Since inception returns are from 9/26/13. Indexes and Lipper averages are not available for direct investments.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios[2]	2.69%	3.42%	2.42%
Net Expense Ratios[2]	1.55%	2.30%	1.30%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through February 28, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. The expense limitation expiring February 28, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

1	The Fund is an absolute return product designated to generate returns through tactical asset allocation positions that seeks to outperform the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index by 750 basis points over a reasonable period of time.

2	The expense ratios include acquired fund fees and expenses of 0.24%, which reflect the fees and expenses of the exchange-traded funds in which the Fund invests.

10	Nuveen Investments

Holding

Summaries as of March 31, 2016

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Global Tactical Opportunities Plus Fund

Portfolio Allocation2,3

Long-Fixed Income	45.4%
Short-Fixed Income	(33.9)%
Net Fixed Income	11.5%
Long Equity	29.9%
Short Equity	(62.1)%
Net Equity	(32.2)%
Long Currency	5.3%
Short Currency	(5.2)%
Net Currency	0.1%
Long Commodity	4.7%

Fund Allocation1

(% of net assets)

Exchange-Traded Funds	46.8%
Sovereign Debt	8.2%
Money Market Funds	12.3%
U.S. Government and Agency Obligations	32.8%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Long Positions5

U.S. 10-Year Treasury Note Future	14.3%
Australian 10-Year Bond Future	10.9%
iShares J.P. Morgan USD Emerging Markets Bond ETF	9.2%
iShares MSCI Germany ETF	4.2%
iShares MSCI Mexico Capped ETF	3.5%

Top Five Short Positions5

Euro-Bund Future	(33.9)%
Mini MSCI Emerging Markets Future	(12.2)%
Mini MSCI EAFE Index Future	(11.8)%
S&P 500 E-Mini Future	(11.2)%
S&P 500 E-Mini Consumer Discretionary Sector Future	(8.7)%

Total Exposure4

Total Long Exposure	85.3%
Total Short Exposure	(101.2)%
Total Net Exposure	(15.9)%
Total Gross Exposure	186.5%

1	Fund Allocation reports the percentage breakdown of the Fund’s cash investments as shown in the Fund’s portfolio of investments.

2	Portfolio Allocation reflects the investment exposure of the Fund by asset class investment category, including both cash positions and futures positions. The table reflects the market value of long-term cash investments and the notional value of both long and short futures contracts as presented in the Fund’s portfolio of investments as a percentage of total investments, but does not reflect the exposure associated with options.

3	Percentages are calculated based upon the market value of total investments as presented in the Fund’s portfolio of investments.

4	Net exposure provides an indication of the Fund’s directional exposure to the market at period end and reflects the value of the portfolio’s long positions minus the short positions across asset class investment categories. This is an indication of the Fund’s sensitivity to market movements. Gross exposure provides an indication of the total gross value of the Fund’s market investment exposure reflecting a summation of the absolute value of all long and short positions in the portfolio across asset class investment categories. This is an indication of the scale of the Fund’s total investment positions regardless of direction.

5	The top five long and short positions reflect the market value of long-term cash investments and the notional value of futures contracts as presented in the Fund’s portfolio of investments, but does not reflect the exposure associated with options.

Nuveen Investments	11

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2016.

The beginning of the period is October 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These exchange-traded fund fees and expenses are not included in the expenses shown in the table.

Nuveen Global Tactical Opportunities Plus Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$971.50	$967.30	$972.10
Expenses Incurred During Period	$6.46	$10.18	$5.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.45	$1,014.65	$1,019.70
Expenses Incurred During Period	$6.61	$10.43	$5.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.07% and 1.06% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

12	Nuveen Investments

Nuveen Global Tactical Opportunities Plus Fund

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares		Description (1), (2)				Value

		LONG-TERM INVESTMENTS – 55.0%

		EXCHANGE-TRADED FUNDS – 46.8%

		Commodity Funds – 4.7%

10,220		United States Natural Gas Fund, LP, (3)				$68,065

1,500		PowerShares DB Gold Fund, (3)				60,420
		Total Commodity Funds (cost $164,293)				128,485

		Currency Funds – 1.9%

2,100		PowerShares DB US Dollar Index Bullish Fund, (3)				51,534
		Total Currency Funds (cost $52,164)				51,534

		Equity Funds – 28.2%

1,300		iShares China Large-Cap ETF				43,901

2,425		iShares Currency Hedged MSCI Japan ETF				61,256

1,895		iShares MSCI Australia ETF				36,611

4,459		iShares MSCI Germany ETF				114,730

1,117		iShares MSCI Hong Kong ETF				22,083

3,300		iShares MSCI India ETF				89,496

3,958		iShares MSCI Japan ETF				45,161

1,800		iShares MSCI Mexico Capped ETF				96,660

900		iShares MSCI South Korea Capped ETF				47,538

2,035		iShares MSCI Sweden ETF				59,931

3,700		iShares MSCI Taiwan ETF				51,282

3,015		iShares MSCI United Kingdom ETF				47,275

280		SPDR S&P 500 ETF				57,557
		Total Equity Funds (cost $788,290)				773,481

		Fixed Income Funds – 12.0%

2,298		iShares J.P. Morgan USD Emerging Markets Bond ETF				253,584

4,080		Market Vectors Emerging Markets Local Currency Bond ETF				75,847
		Total Fixed Income Funds (cost $340,254)				329,431
		Total Exchange-Traded Funds (cost $1,345,001)				1,282,931

Principal Amount (000) (4)		Description (1)	Coupon	Maturity	Ratings (5)	Value

		SOVEREIGN DEBT – 8.2%

		Mexico – 5.2%

1,370	MXN	Mexico Bonos de DeSarrollo	8.000%	6/11/20	A	$89,697

800	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	53,669

		Total Mexico				143,366

Nuveen Investments	13

Nuveen Global Tactical Opportunities Plus Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000) (4)		Description (1)	Coupon		Maturity	Ratings (5)	Value

		New Zealand – 3.0%

100	NZD	New Zealand Government	5.500%		4/15/23	Aaa	$82,632
		Total Sovereign Debt (cost $269,208)					225,998
		Total Long-Term Investments (cost $1,614,209)					1,508,929

Shares/ Principal Amount (000)		Description (1)	Coupon		Maturity	Ratings (5)	Value

		SHORT-TERM INVESTMENTS – 45.1%

		Money Market Funds – 12.3%

337,722		First American Treasury Obligations Fund, Class Z	0.171%	(6)	N/A	N/A	$337,722

		U.S. Government and Agency Obligations – 32.8%

$525		U.S. Treasury Bills, (7)	0.000%		7/28/16	AAA	524,499

375		U.S. Treasury Bills	0.000%		2/02/17	AAA	373,326
$900		Total U.S. Government and Agency Obligations					897,825
		Total Short-Term Investments (cost $1,235,370)					1,235,547
		Total Investments (cost $2,849,579) – 100.1%					2,744,476
		Other Assets Less Liabilities – (0.1)% (8)					(3,755)
		Net Assets – 100%					$2,740,721

Investments in Derivatives as of March 31, 2016

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Australian 10-Year Bond	Long	4	6/16	$299,000	$317	$4,557
Euro-Bund	Short	(5)	6/16	(929,211)	(341)	(2,571)
Mexican Peso	Short	(5)	6/16	(143,725)	500	(3,922)
Mini MSCI EAFE Index	Short	(4)	6/16	(325,100)	3,420	551
Mini MSCI Emerging Markets	Short	(8)	6/16	(333,560)	280	(12,497)
NASDAQ 100 E-Mini	Short	(2)	6/16	(179,050)	230	(4,752)
Russell 2000 Mini Index	Short	(2)	6/16	(221,920)	(520)	(5,677)
S&P 500 E-Mini	Short	(3)	6/16	(307,725)	555	(6,179)
S&P 500 E-Mini Consumer Discretionary Sector	Short	(3)	6/16	(238,410)	150	(5,467)
S&P 500 Index Utilities Sector	Short	(2)	6/16	(99,880)	(540)	(2,214)
STOXX Europe 600 Utilities	Long	3	6/16	48,133	(751)	338
U.S. 10-Year Treasury Note	Long	3	6/16	391,172	1,125	(1,531)
U.S. Dollar Index	Long	1	6/16	94,578	(241)	(262)
				$(1,945,698)	$4,184	$(39,626)
*	The aggregate Notional Amount at Value of long and short positions is $832,883 and $(2,778,581), respectively.

14	Nuveen Investments

Options Written outstanding:

Option Type	Number of Contracts	Description	Notional Amount (9)	Expiration Date	Strike Price	Value
Put	(10)	Market Vectors Gold Miners ETF	$(16,500)	4/15/16	$16.5	$(25)
	(10)	Total Options Written (premiums received $210)	$(16,500)			$(25)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission (“SEC”) on its website at http://www.sec.gov.

(3)	Non-income producing; Fund has not declared a dividend within the past twelve months.

(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	Investment, or portion of investment, segregated as collateral for investments in derivatives.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

N/A	Not Applicable

DB	Deutsche Bank

EAFE	Europe, Australasia and Far East

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International Inc.

MXN	Mexican Peso

NASDAQ	National Association of Securities Dealers Automated Quotations

NZD	New Zealand Dollar

S&P	Standard & Poor’s

SPDR	Standard & Poor’s Depositary Receipts

USD	United States Dollar

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of

Assets and Liabilities	March 31, 2016 (Unaudited)

Assets
Long-term investments, at value (cost $1,614,209)	$1,508,929
Short-term investments, at value (cost $1,235,370)	1,235,547
Receivable for:
Dividends	294
Interest	4,737
Reimbursement from Adviser	5,117
Variation margin on futures contracts	6,577
Other assets	6
Total assets	2,761,207
Liabilities
Options written, at value (premiums received $210)	25
Payable for variation margin on futures contracts	2,393
Accrued expenses:
Professional fees	10,939
Shareholder reporting expenses	5,239
Trustees fees	18
12b-1 distribution and service fees	24
Other	1,848
Total liabilities	20,486
Net assets	$2,740,721
Class A Shares
Net assets	$22,807
Shares outstanding	1,250
Net asset value (“NAV”) per share	$18.25
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$19.36
Class C Shares
Net assets	$22,733
Shares outstanding	1,250
NAV and offering price per share	$18.19
Class I Shares
Net assets	$2,695,181
Shares outstanding	147,500
NAV and offering price per share	$18.27
Net assets consist of:
Capital paid-in	$2,996,564
Undistributed (Over-distribution of) net investment income	13,135
Accumulated net realized gain (loss)	(124,598)
Net unrealized appreciation (depreciation)	(144,380)
Net assets	$2,740,721
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

16	Nuveen Investments

Statement of

Operations	Six Months Ended March 31, 2016 (Unaudited)

Investment Income
Dividend income	$21,678
Interest income (net of foreign tax withheld of $188)	7,097
Total investment income	28,775
Expenses
Management fees	12,893
12b-1 service fees – Class A Shares	30
12b-1 distribution and service fees – Class C Shares	117
Shareholder servicing agent fees	29
Custodian fees	2,503
Trustees fees	38
Professional fees	14,418
Shareholder reporting expenses	7,813
Other	943
Total expenses before fee waiver/expense reimbursement	38,784
Fee waiver/expense reimbursement	(23,631)
Net expenses	15,153
Net investment income (loss)	13,622
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(89,163)
Futures contracts	(30,698)
Options purchased	(3,374)
Options written	21,625
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	71,193
Futures contracts	(64,819)
Options purchased	(515)
Options written	799
Net realized and unrealized gain (loss)	(94,952)
Net increase (decrease) in net assets from operations	$(81,330)

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 3/31/16	Year Ended 9/30/15
Operations
Net investment income (loss)	$13,622	$53,240
Net realized gain (loss) from:
Investments and foreign currency	(89,163)	29,599
Futures contracts	(30,698)	72,196
Options purchased	(3,374)	(707)
Options written	21,625	26,424
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	71,193	(238,935)
Futures contracts	(64,819)	7,374
Options purchased	(515)	515
Options written	799	(614)
Net increase (decrease) in net assets from operations	(81,330)	(50,908)
Distributions to Shareholders
From net investment income:
Class A Shares	(533)	(530)
Class C Shares	(349)	(337)
Class I Shares	(70,121)	(70,136)
From accumulated net realized gains:
Class A Shares	(375)	—
Class C Shares	(375)	—
Class I Shares	(44,250)	—
Decrease in net assets from distributions to shareholders	(116,003)	(71,003)
Net increase (decrease) in net assets	(197,333)	(121,911)
Net assets at the beginning of period	2,938,054	3,059,965
Net assets at the end of period	2,740,721	$2,938,054
Undistributed (Over-distribution of) net investment income at the end of period	$13,135	$70,516

See accompanying notes to financial statements.

18	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	19

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/13)
Year Ended 9/30
2016(h)	$19.54	$0.07		$(0.63)	$(0.56)	$(0.43)	$(0.30)	$(0.73)	$18.25
2015	20.35	0.30		(0.69)	(0.39)	(0.42)	—	(0.42)	19.54
2014(g)	20.00	0.39		(0.04)	0.35	—	—	—	20.35
Year Ended 10/31
2013(d)	20.00	(0.01)		0.01	—	—	—	—	20.00
Class C (9/13)
Year Ended 9/30
2016(h)	19.40	—	*	(0.63)	(0.63)	(0.28)	(0.30)	(0.58)	18.19
2015	20.20	0.16		(0.69)	(0.53)	(0.27)	—	(0.27)	19.40
2014(g)	19.99	0.25		(0.04)	0.21	—	—	—	20.20
Year Ended 10/31
2013(d)	20.00	(0.02)		0.01	(0.01)	—	—	—	19.99
Class I (9/13)
Year Ended 9/30
2016(h)	19.59	0.09		(0.63)	(0.54)	(0.48)	(0.30)	(0.78)	18.27
2015	20.40	0.36		(0.69)	(0.33)	(0.48)	—	(0.48)	19.59
2014(g)	20.01	0.44		(0.05)	0.39	—	—	—	20.40
Year Ended 10/31
2013(d)	20.00	—	*	0.01	0.01	—	—	—	20.01

20	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Investment Income (Loss)		Expenses(e)		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(2.85)%	$23	2.94	%**	(0.91	)%**	1.31	%**	0.72	%**	46%
(1.95)	24	2.60		0.28		1.31		1.53		117
1.75	25	3.10	**	0.33	**	1.32	**	2.11	**	85

—	25	6.89	**	(6.00	)**	1.32	**	(0.45	)**	10

(3.27)	23	3.75	**	(1.71	)**	2.07	**	(0.04	)**	46
(2.63)	24	3.33		(0.45)		2.06		0.80		117
1.05	25	3.85	**	(0.43	)**	2.07	**	1.36	**	85

(0.05)	25	7.58	**	(6.69	)**	2.07	**	(1.18	)**	10

(2.79)	2,695	2.74	**	(0.70	)**	1.06	**	0.98	**	46
(1.63)	2,889	2.33		0.55		1.06		1.81		117
1.95	3,009	2.86	**	0.57	**	1.07	**	2.36	**	85

0.05	2,951	6.54	**	(5.66	)**	1.07	**	(0.18	)**	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period September 26, 2013 (commencement of operations) through October 31, 2013.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. These exchange-traded fund fees and expenses are not reflected in the expense ratios. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the eleven months ended September 30, 2014.
(h)	For the six months ended March 31, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	21

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Global Tactical Opportunities Plus Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on May 6, 1996.

The end of the reporting period for the Fund is March 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objective and Principal Investment Strategies

The Fund’s investment objective is to earn a positive total return over a reasonable period of time, regardless of market conditions. Under normal market conditions, the Fund will seek to outperform the Merrill Lynch 3 Month Treasury Bill Index (the “Treasury Bill Index”) by 750 basis points, or 7.5%, on an annualized basis, before the deduction of Fund fees and expenses. The Fund seeks to achieve this outperformance over a rolling three-year time period, although there is no guarantee that it will be able to do so. Under normal market conditions, the Fund will invest at least 40% of the sum of its net assets and the amount of any borrowings for investment purposes in non-U.S. securities and will invest in securities of at least three different countries (one of which may be the United States).

The Fund seeks to achieve its objective by investing its assets across the following asset classes:

•	U.S., international and emerging market equity securities;

•	U.S., international and emerging market debt securities, including high-yield debt securities, which are rated below investment grade and commonly referred to as “junk” bonds;

•	Commodities;

•	Currencies; and

•	High quality, short-term debt securities and money market funds.

The Fund gains exposure to the above asset classes (i) by investing in derivative instruments and exchange-traded funds (“ETFs”), (ii) by creating custom baskets of equity and debt securities, where each basket is designed to track the performance of a particular securities index (such as an industry, sector, country or region index) within certain parameters, and (iii) by investing directly in U.S. Treasury obligations, obligations issued by non-U.S. governments that have an investment grade rating from at least one rating agency and money market funds.

The Fund will use derivative instruments such as options; futures contracts, including futures on equity indices, volatility indices, interest rate futures and currency futures; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return, currency and credit default swaps; and options on the foregoing types of swap agreements. Derivatives may be entered into on established exchanges, either in the U.S. or in non-U.S. countries, or through privately negotiated transactions referred to as over-the-counter derivatives. In using derivatives, the Fund may take both long positions (the values of which move in the same direction as the prices of the underlying investment, pool of investments, index or currency) and short positions (the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency).

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

22	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in it’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from the ETFs in which the Fund invests may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months (twelve months prior to November 1, 2015) of purchase. Such CDSC will be equal to 1.00% of any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

Nuveen Investments	23

Notes to Financial Statements (Unaudited) (continued)

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

ETFs are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service approved by the Fund’s Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the counter market are valued using an evaluated mean price and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon,

24	Nuveen Investments

maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Exchange-Traded Funds*	$1,282,931	$—	$—	$1,282,931
Sovereign Debt**	—	225,998	—	225,998
Short-Term Investments:
Money Market Funds	337,722	—	—	337,722
U.S. Government and Agency Obligations	—	897,825	—	897,825
Investments in Derivatives:
Futures Contracts***	(39,626)	—	—	(39,626)
Options Written	(25)	—	—	(25)
Total	$1,581,002	$1,123,823	$—	$2,704,825
*	Refer to the Fund’s Portfolio of Investments for further information on the exchange-traded funds in which the Fund invests.
**	Refer to the Fund’s Portfolio of Investments for country classifications.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	25

Notes to Financial Statements (Unaudited) (continued)

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund invested in equity, interest rate and currency futures contracts, which were used to manage country and style exposures as well as implement various absolute return, tactical market and hedging strategies.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$3,360,845
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

26	Nuveen Investments

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity	Futures contracts	Receivable for variation margin on futures contracts*	$551	Payable for variation margin on futures contracts*	$338
		Receivable for variation margin on futures contracts*	(28,895)	Payable for variation margin on futures contracts*	(7,891)
Foreign currency exchange rate	Futures contracts	Receivable for variation margin on futures contracts*	(3,922)	Payable for variation margin on futures contracts*	(262)
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	4,557	—	—
		Receivable for variation margin on futures contracts*	(1,531)	Payable for variation margin on futures contracts*	(2,571)
Total			$(29,240)		$(10,386)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported by the Fund’s Portfolio of Investments, and not the asset and liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Equity	Futures contracts	$(4,761)	$(70,845)
Foreign currency exchange rate	Futures contracts	15,904	(5,144)
Interest rate	Futures contracts	(41,841)	11,170
Total		$(30,698)	$(64,819)

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund utilized equity call and put options to generate return and manage the Fund. These call and put options were purchased as a way to implement views on the direction of implied market volatility as well as to options hedge against a decline or increase in the market, respectively.

The average notional amount of outstanding options purchased and options written during the current fiscal period, was as follows:

Average notional amount of outstanding options purchased*	$31,667

Average notional amount of outstanding options written*	$(177,367)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

The following table presents the fair value of all options held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity price	Options	—	$—	Options written, at value	$(25)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
Commodity	Options written	$7,136	$600
Equity price	Options purchased	(3,374)	(515)
Equity price	Options written	14,100	85
Interest rate	Options written	389	114
Total		$18,251	$284

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Fund did not have any transactions in Fund shares during the current and prior fiscal period.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, were as follows:

Purchases	$716,842
Sales and maturities	803,375

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	186	$8,762
Options written	431	26,397
Options terminated in closing purchase transactions	(66)	(8,307)
Options expired	(395)	(20,584)
Options exercised	(146)	(6,058)
Options outstanding, end of period	10	210

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

28	Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of March 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$2,849,579
Gross unrealized:
Appreciation	$33,243
Depreciation	(138,346)
Net unrealized appreciation (depreciation) of investments	$(105,103)

Permanent differences, primarily due to foreign currency transactions and investments in partnerships, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2015, the Fund’s last tax year end, as follows:

Capital paid-in	$—
Undistributed (Over-distribution of) net investment income	30,713
Accumulated net realized gain (loss)	(30,713)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2015, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$109,127
Undistributed net long-term capital gains	5,825
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2015, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$71,003
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

During the Fund’s last tax year ended September 30, 2015, the Fund utilized $57,234 of its capital losses carrying forward.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.7500%
For the next $125 million	0.7375
For the next $250 million	0.7250
For the next $500 million	0.7125
For the next $1 billion	0.7000
For net assets over $2 billion	0.6750

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2016, the complex-level fee for the Fund was 0.1632%.

The Adviser has agreed to waive fees and/or reimburse expenses through February 28, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC, a wholly-owned subsidiary of Nuveen retained all 12b-1 fees.

As of the end of the reporting period, Nuveen owned shares of the Fund as follows:

Class A Shares	1,250
Class C Shares	1,250
Class I Shares	147,500

8. Subsequent Events

Fund Liquidation

On April 18, 2016, the Adviser announced that the Fund will be liquidated after the close of business on April 29, 2016, as approved by the Board. The liquidation took place after the close of business on April 29, 2016, at which time shareholders received the proceeds of the liquidation.

30	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at
(800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	31

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index: An unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Chicago Board Options Exchange (CBOE) Volatility Index (the “VIX”): A measure of market expectations of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Absolute Return Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Absolute Return Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

32	Nuveen Investments

Notes

Nuveen Investments	33

Notes

34	Nuveen Investments

Notes

Nuveen Investments	35

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $229 billion in assets as of March 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-GTOPSP-0316P        16365-INV-B-05/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: June 6, 2016

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 6, 2016